UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (earliest event reported):	October 15, 2004

TAUBMAN CENTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Michigan	1-11530	38-2033632
(State of Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

200 East Long Lake Road, Suite 300,
Bloomfield Hills, Michigan	48303-0200
(Address of Principal Executive Office)	(Zip Code)

Registrant's Telephone Number, Including Area Code:	(248) 258-6800

None

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

        On October 15, 2004 The Taubman Company LLC (the “Manager”), an indirect subsidiary of Taubman Centers, Inc., entered into a Management Agreement Transition and Termination Agreement (the “Agreement”) with Briarwood LLC, TL-Columbus Associates LLC, The Falls Shopping Center Associates LLC, Lakeforest Associates LLC, Richmond Associates LLC, TKL-East LLC, Meadowood Mall LLC, Stoneridge Properties LLC, and Tuttle Crossing Associates II LLC (collectively the“Centers”).

        The Agreement was negotiated between the Manager and the General Motors Pension Trusts, the owner of the Centers, which completed the sale of 50% of its interests in the Centers on October 15, 2004. Pursuant to the Agreement, the Manager will cease management of the Centers on November 1, 2004. The Manager and the General Motors Pension Trusts have agreed to waive the required ninety-day cancellation notice for the management contracts for each Center. The Manager has agreed to accept $600,000 to provide transition services for a reasonable period of time after October 31, 2004. In addition, the Centers have agreed to reimburse the Manager for certain related severance pay arrangements.

Item 2.05    COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

        As a result of the termination of management contracts described in Item 1.02, the Company announced October 15, 2004 that it expects to take a one-time organizational charge of $6 million during the fourth quarter of 2004, as further described in the press release (Exhibit 99). Substantially all of this charge represents employee severance payments.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma applicable information. Not applicable.

(c)	Exhibits

Exhibit Exhibit 10 Exhibit 99

Management Agreement Transition and Termination Agreement, dated October 15, 2004, by and between Briarwood LLC, TL-Columbus Associates LLC, The Falls Shopping Center Associates LLC, Lakeforest Associates LLC, Richmond Associates LLC, TKL-East LLC, Meadowood Mall LLC, Stoneridge Properties LLC, and Tuttle Crossing Associates II LLC, and The Taubman Company LLC.

Press Release, dated October 15, 2004, entitled “Taubman Announces Management Transition Date for Nine Third-Party Managed Centers.”

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2004	TAUBMAN CENTERS, INC.

By: /s/ Lisa A. Payne

Lisa A. Payne
Executive Vice President and
Chief Financial and
Administrative Officer

EXHIBIT INDEX

Exhibit 10 Exhibit 99

Management Agreement Transition and Termination Agreement, dated October 15, 2004, by and between Briarwood LLC, TL-Columbus Associates LLC, The Falls Shopping Center Associates LLC, Lakeforest Associates LLC, Richmond Associates LLC, TKL-East LLC, Meadowood Mall LLC, Stoneridge Properties LLC, and Tuttle Crossing Associates II LLC, and The Taubman Company LLC.

Press Release, dated October 15, 2004, entitled “Taubman Announces Management Transition Date for Nine Third-Party Managed Centers.”